SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):September 26, 2000


                           BLUE RIVER BANCSHARES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


         Indiana                        0-24501                35-2016637
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


     29 East Washington Street
       Shelbyville, Indiana                               46176
----------------------------------------                 --------
(Address of Principal Executive Offices)                 Zip Code


                                 (317) 398-9721
                   -------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         Attached hereto is a copy of the Registrant's press release relating to charge-offs of certain loans and its allowance for loan losses which will be recorded in the third quarter of fiscal 2000; and the appointment of Larry Toombs as the Registrant's President and the Bank's President and Chief Executive Officer.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1     Press Release, dated September 26, 2000





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BLUE RIVER BANCSHARES, INC.
                                       (Registrant)


Date: September 26, 2000               By: /s/ Bradley A. Long
                                           -----------------------
                                           Bradley A. Long,
                                           Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.                        Description
-----------                        -----------

99.1                               Press Release, dated September 26, 2000




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